Basis of preparation and basis of measurement of financial statements (Policies)	12 Months Ended
Mar. 31, 2019
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Basis of preparation

a) Basis of preparation

These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by International Accounting Standards Board (“IASB”).

These consolidated financial statements have been prepared in accordance with the accounting policies, set out below and were consistently applied to all periods presented unless otherwise stated.

These financial statements are approved for issue by the Board of Directors on July 14, 2019.

Certain comparative figures appearing in these consolidated financial statements have been regrouped and/or reclassified to better reflect the nature of those items.

The consolidated financial statements are presented in Indian Rupee (₹), the presentation currency of the Company. Solely for the convenience of readers, the consolidated financial statements as at and for the year ended March 31, 2019 have been translated into US dollars (“$”) at the noon buying rate of $ 1.00 = ₹ 69.1600 in the City of New York for cable transfers of Indian Rupee as certified for customs purposes by the Federal Reserve Bank of New York on March 29, 2019. No representation is made that the Indian Rupee amounts represent US dollar amounts or have been, could have been or could be converted into US dollars at such a rate or any other rate.

Restatement/Reclassification

b) Restatement/Reclassification

A) Reclassifications

The Group has revised the presentation of the following line items in the statements of profit or loss for better presentation of its financial statements. This has no material impact on the financial statements.

(i) The Group has revised the presentation of forward premium relating to derivative instruments to present it along with the mark-to-market gain/ loss on these instruments, as these more appropriately reflect the substance of the forward premiums on derivative transactions. As a result of the change, forward premium expense amounting to ₹ 6,673 million and ₹ 5,709 million (March 31, 2019: ₹ 6,827 million ($ 99 million)) has been reclassified from ‘Finance cost’ to ‘Cost of sales’ for the comparative years ended March 31, 2017 and March 31, 2018 respectively. The net cash inflow from operating activities in the consolidated cash flow statements remains unchanged.

(ii) The classification of export incentives from government has also been revised to present it under ‘other operating income’, as the revised classification is more appropriate. As a result of the change, export incentives amounting to ₹ 2,563 million and ₹ 4,171 million has been reclassified from ‘revenue’ to ‘other operating income’ for the comparative year ended March 31, 2017 and March 31, 2018 respectively.

B) Restatements

(iii) In the comparative year ended March 31, 2018, the Group acquired equity stake in AvanStrate Inc. (ASI). As permitted by IFRS 3 (Business Combinations), the Group had used provisional fair values that were determined as at March 31, 2018 for consolidation. In the current year, these fair values were finalised. Hence, the comparative year amounts have been restated accordingly. Please Refer Note 4(b) for further details.

None of the above had any effect on the equity as at April 01, 2016 and April 01, 2017.

Basis of measurement

c) Basis of Measurement

The consolidated financial statements have been prepared on a going concern basis using historical cost convention and on an accrual method of accounting, except for certain financial assets and liabilities which are measured at fair value as explained in the accounting policies below.

Basis of consolidation

A. Basis of consolidation

Subsidiaries:

The consolidated financial statements incorporate the results of the Company and all its subsidiaries (the “Group”), being the entities that it controls. Control is evidenced where the Group has power over the investee, is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Power is demonstrated through existing rights that give the ability to direct relevant activities, which significantly affect the entity’s returns.

The financial statements of subsidiaries are prepared for the same reporting year as the parent company. Where necessary, adjustments are made to the financial statements of subsidiaries to align the accounting policies in line with accounting policies of the Group.

For non-wholly owned subsidiaries, a share of the profit/(loss) for the financial year and net assets is attributed to the non-controlling interests as shown in the consolidated statements of profit or loss, consolidated statements of comprehensive income and consolidated statements of financial position.

Liability for put option issued to non-controlling interests which do not grant present access to ownership interest to the Group is recognised at present value of the redemption amount and is reclassified from equity. At the end of each reporting period, the non-controlling interests subject to put option is derecognised and the difference between the amount derecognised and present value of the redemption amount, which is recorded as a financial liability, is accounted for as an equity transaction.

For acquisitions of additional interests in subsidiaries, where there is no change in control, the Group recognises a reduction to the non-controlling interest of the respective subsidiary with the difference between this figure and the cash paid, inclusive of transaction fees, being recognised in equity. Similarly, upon dilution of controlling interests the difference between the cash received from sale or listing of the subsidiary shares and the increase to non-controlling interest is also recognised in equity. The results of subsidiaries acquired or disposed off during the year are included in the consolidated statements of profit or loss from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Intra-Group balances and transactions, and any unrealised profits arising from intra-Group transactions are eliminated. Unrealised losses are eliminated unless costs cannot be recovered.

Joint arrangements

A Joint arrangement is an arrangement of which two or more parties have joint control. Joint control is considered when there is contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control. Investments in joint arrangements are classified as either joint operations or joint venture. The classification depends on the contractual rights and obligations of each investor, rather than the legal structure of the joint arrangement. A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement, have rights to the assets, and obligations for the liabilities, relating to the arrangement. A joint venture is a joint arrangement whereby, the parties that have joint control of the arrangement have rights to the net assets of the arrangement.

The Group has both joint operations and joint ventures.

Joint operations

The Group has joint operations within its Oil and gas segment. It participates in several unincorporated joint operations which involve the joint control of assets used in oil and gas exploration and producing activities. The Group accounts for its share of assets, liabilities, income and expenditure of joint operations in which the Group holds an interest. Liabilities in unincorporated joint operations where the Group is the operator, is accounted for at gross values (including share of other partners) with a corresponding receivable from the venture partner. These have been included in the consolidated financial statements under the appropriate headings.

Details of joint operations are set out in Note 34.

Joint venture

The Group accounts for its interest in joint venture using the equity method (see Note B below), after initially being recognised at cost in the consolidated statements of financial position. Goodwill arising on the acquisition of joint venture is included in the carrying value of investments in joint venture.

Investments in associates

B. Investments in associates:

An associate is an entity over which the Group has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee, but is not control or joint control over those policies. Investments in associates are accounted for using the equity method. Goodwill arising on the acquisition of associates is included in the carrying value of investments in associate.

Equity method of accounting

Under the equity method of accounting applicable for investments in associates and joint ventures, investments are initially recorded at the cost to the Group and then, in subsequent periods, the carrying value is adjusted to reflect the Group’s share of the post-acquisition profits or losses of the investee, and the Group’s share of other comprehensive income of the investee, other changes to the investees net assets and is further adjusted for impairment losses, if any. Dividend received or receivable from associate and joint ventures are recognised as a reduction in carrying amount of the investment.

The consolidated statements of profit or loss and consolidated statements of comprehensive income include the Group’s share of investee’s results, except where the investee is generating losses, share of such losses in excess of the Group’s interest in that investee are not recognised. Losses recognised under the equity method in excess of the Group’s investment in ordinary shares are applied to the other components of the Group’s interest that forms part of Group’s net investment in the investee in the reverse order of their seniority (i.e. priority in liquidation).

If the Group’s share of losses in an associate or joint venture equals or exceeds, its interests in the associate or joint venture, the Group discontinues the recognition of further losses. Additional losses are provided for, only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate/ joint venture.

Unrealised gains arising from transactions with associates are eliminated against the investment to the extent of the Group’s interest in these entities. Unrealised losses are eliminated in the same way as unrealized gains, but only to the extent that there is no evidence of impairment of the asset transferred. Accounting policies of associates have been changed where necessary to ensure consistency with the policies adopted by the Group.

The carrying amount of equity accounted investments are tested for impairment in accordance with the policy described in Note 3 (a)(I) below.

Revenue recognition

C. Revenue recognition

Sale of goods/ rendering of services (Revenue from contracts with customers)

The Group’s revenue from contracts with customers is mainly from the sale of copper, aluminium, iron ore, zinc, oil and gas, power, steel, glass substrate and port operations. Revenue from contracts with customers is recognised when control of the goods or services is transferred to the customer which usually is on delivery of the goods to the shipping agent at an amount that reflects the consideration to which the Group expects to be entitled in exchange for those goods or services. Revenue is recognised net of discounts, volume rebates, outgoing sales taxes/ goods and service tax and other indirect taxes excluding excise duty. Revenues from sale of by-products are included in revenue.

Certain of the Group’s sales contracts provide for provisional pricing based on the price on the London Metal Exchange (LME) and crude index, as specified in the contract. Revenue in respect of such contracts is recognised when control passes to the customer and is measured at the amount the entity expects to be entitled – being the estimate of the price expected to be received at the end of the measurement period. Post transfer of control of goods, provisional pricing features are accounted in accordance with IFRS 9 ‘Financial Instruments’ rather than IFRS 15 ‘Revenue from contracts with customers’ and therefore the IFRS 15 rules on variable consideration do not apply. These ‘provisional pricing’ adjustments i.e. the consideration received post transfer of control are included in total revenue from operations on the face of the Consolidated statements of profit or loss and disclosed by way of note to the financial statements. Final settlement of the price is based on the applicable price for a specified future period. The Group’s provisionally priced sales are marked to market using the relevant forward prices for the future period specified in the contract and is adjusted in revenue.

Revenue from oil, gas and condensate sales represent the Group’s share of oil, gas and condensate production, recognised on a direct entitlement basis, when control is transferred to the buyers. Direct entitlement basis represents entitlement to variable physical volumes of hydrocarbons, representing recovery of the costs incurred and a stipulated share of the production remaining after such cost recovery. The stipulated share of production is arrived at after reducing government’s share of profit petroleum which is accounted for when the obligation in respect of the same arises.

Revenue from sale of power is recognised when delivered and measured based on rates as per bilateral contractual agreements with buyers and at a rate arrived at based on the principles laid down under the relevant Tariff Regulations as notified by the regulatory bodies, as applicable.

Where the Group acts as a port operator, revenues relating to operating and maintenance phase of the port contract are measured at the amount that Group expects to be entitled to for the services provided.

A contract asset is the right to consideration in exchange for goods or services transferred to the customer. If the Group performs part of its obligation by transferring goods or services to a customer before the customer pays consideration or before payment is due, a contract asset is recognised for the earned consideration when that right is conditional on the Group’s future performance.

A contract liability is the obligation to transfer goods or services to a customer for which the Group has received consideration from the customer. If a customer pays consideration before the Group transfers goods or services to the customer, a contract liability is recognised when the payment is received. Contract liabilities are recognised as revenue when the Group performs under the contract.

Interest income

Interest income from debt instruments is recognised using the effective interest rate method. The effective interest rate is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to the gross carrying amount of a financial asset. When calculating the effective interest rate, the Group estimates the expected cash flows by considering all the contractual terms of the financial instrument (for example, prepayment, extension, call and similar options) but does not consider the expected credit losses.

Dividends

Dividend income is recognised in the consolidated statements of profit or loss only when the right to receive payment is established, provided it is probable that the economic benefits associated with the dividend will flow to the Group, and the amount of the dividend can be measured reliably.

Business combination

D. Business combinations

Business combinations are accounted for under the purchase method. The acquiree’s identifiable assets, liabilities and contingent liabilities that meet the conditions for recognition under IFRS 3 ‘Business Combinations’, are recognised at their fair value at the acquisition date, except certain assets and liabilities required to be measured as per the applicable standards.

Excess of fair value of purchase consideration and the acquisition date non-controlling interest over the acquisition date fair value of identifiable assets acquired and liabilities assumed is recognised as goodwill. Goodwill arising on acquisitions is reviewed for impairment annually. Where the fair values of the identifiable assets and liabilities exceed the cost of acquisition, the Group re-assesses whether it has correctly identified all of the assets acquired and all of the liabilities assumed and reviews the procedures used to measure the amounts to be recognised at the acquisition date. If the reassessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the surplus is credited to the consolidated statements of profit or loss in the period of acquisition.

Where it is not possible to complete the determination of fair values by the date on which the first post-acquisition financial statements are approved, a provisional assessment of fair value is made and any adjustments required to those provisional fair values are finalised within 12 months of the acquisition date.

Those provisional amounts are adjusted through goodwill during the measurement period, or additional assets or liabilities are recognised to reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognised at that date. These adjustments are called as measurement period adjustments. The measurement period does not exceed twelve months from the acquisition date.

Any non-controlling interest in an acquiree is measured at fair value or at the non-controlling interest’s proportionate share of the acquiree’s net identifiable assets. This accounting choice is made on a transaction by transaction basis.

Acquisition expenses are charged to consolidated statements of profit or loss.

If the Group acquires a group of assets in a company that does not constitute a business in accordance with IFRS 3, the cost of the acquired group of assets is allocated to the individual identifiable assets acquired based on their relative fair value.

Common control transactions

A business combination involving entities or businesses under common control is a business combination in which all of the combining entities or businesses are ultimately controlled by the same party or parties both before and after the business combination and the control is not transitory. The transactions between entities under common control are scoped out of IFRS 3 and there is no authoritative literature for these transactions under IFRS. As a result, the Group adopted accounting principles similar to the pooling-of-interest method based on the predecessor values. The assets and liabilities of the acquired entity are recognised at the book values recorded in the ultimate parent entity’s consolidated financial statements. The components of equity of the acquired companies are added to the same components within Group equity except that any share capital and investments in the books of the acquiring entity is cancelled and the differences, if any, is adjusted in the opening retained earnings/ capital reserve. The Company’s shares issued in consideration for the acquired companies are recognised from the moment the acquired companies are included in these financial statements and the financial statements of the commonly controlled entities would be combined, retrospectively, as if the transaction had occurred at the beginning of the earliest reporting period presented. However, the prior years’ comparative information is only adjusted for periods during which the entities were under common control.

Property, plant and equipment

E (a) Property, plant and equipment

(i) Mining properties and leases

When a decision is taken that a mining property is viable for commercial production (i.e. when the Group determines that the mining property will provide sufficient and sustainable return relative to the risks and the Group decided to proceed with the mine development), all further pre-production primary development expenditure other than that on land, buildings, plant, equipment and capital work in progress is capitalised as property, plant and equipment under the heading “Mining properties and leases” together with any amount transferred from “Exploration and evaluation” assets. The costs of mining properties and leases include the costs of acquiring and developing mining properties and mineral rights.

The stripping cost incurred during the production phase of a surface mine is deferred to the extent the current period stripping cost exceeds the average period stripping cost over the life of mine and recognised as an asset if such cost provides a benefit in terms of improved access to ore in future periods and certain criteria are met. When the benefit from the stripping costs are realised in the current period, the stripping costs are accounted for as the cost of inventory. If the costs of inventory produced and the stripping activity asset are not separately identifiable, a relevant production measure is used to allocate the production stripping costs between the inventory produced and the stripping activity asset. The Group uses the expected volume of waste compared with the actual volume of waste extracted for a given value of ore/mineral production for the purpose of determining the cost of the stripping activity asset.

Deferred stripping costs are included in mining properties within property, plant and equipment and disclosed as a part of mining properties. After initial recognition, the stripping activity asset is depreciated on a unit of production method over the expected useful life of the identified component of the ore body.

In circumstances where a mining property is abandoned, the cumulative capitalised costs relating to the property are written off in the period in which it occurs i.e. when the Group determines that the mining property will not provide sufficient and sustainable returns relative to the risks and the Group decides not to proceed with the mine development.

Commercial reserves are proved and probable reserves as defined by the ‘JORC’ Code, ‘MORC’ code or ‘SAMREC’ Code. Changes in the commercial reserves affecting unit of production calculations are dealt with prospectively over the revised remaining reserves.

(ii) Oil and gas assets- (developing/producing assets)

For oil and gas assets a successful efforts based accounting policy is followed. Costs incurred prior to obtaining the legal rights to explore an area are expensed immediately to the consolidated statements of profit or loss.

All costs incurred after the technical feasibility and commercial viability of producing hydrocarbons has been demonstrated are capitalised within property, plant and equipment - development/producing assets on a field-by-field basis. Subsequent expenditure is capitalised only where it either enhances the economic benefits of the development/producing asset or replaces part of the existing development/producing asset. Any remaining costs associated with the part replaced are expensed.

Net proceeds from any disposal of development/producing assets are credited against the previously capitalised cost. A gain or loss on disposal of a development/producing asset is recognised in the consolidated statements of profit or loss to the extent that the net proceeds exceed or are less than the appropriate portion of the net capitalised costs of the asset.

(iii) Other property, plant and equipment

The initial cost of property, plant and equipment comprises its purchase price, including import duties and non-refundable purchase taxes, and any directly attributable costs of bringing an asset to working condition and location for its intended use. It also includes the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located.

If significant parts of an item of property, plant and equipment have different useful lives, then they are accounted for as separate items (major components) of property, plant and equipment. All other expenses on existing property, plant and equipment, including day-to-day repair and maintenance expenditure and cost of replacing parts, are charged to the consolidated statements of profit or Loss for the period during which such expenses are incurred.

Gains and losses on disposal of an item of property, plant and equipment computed as the difference between the net disposal proceeds and the carrying amount of the asset is included in the consolidated statements of profit or loss when the asset is derecognised. Major inspection and overhaul expenditure is capitalised, if the recognition criteria are met.

(iv) Assets under construction

Assets under construction are capitalised in the assets under construction account. At the point when an asset is capable of operating in the manner intended by management, the cost of construction is transferred to the appropriate category of property, plant and equipment. Costs associated with the commissioning of an asset and any obligatory decommissioning costs are capitalised until the period of commissioning has been completed and the asset is ready for its intended use.

(v) Depreciation, depletion and amortisation expense

Mining properties and other assets in the course of development or construction, freehold land and goodwill are not depreciated or amortised.

Mining properties

The capitalised mining properties are amortised on a unit-of-production basis over the total estimated remaining commercial proved and probable reserves of each property or Group of properties and are subject to impairment review. Costs used in the unit of production calculation comprise the net book value of capitalised costs plus the estimated future capital expenditure required to access the commercial reserves. Changes in the estimates of commercial reserves or future capital expenditure are dealt with prospectively.

Leasehold land and buildings are depreciated on a straight-line basis over the period of the lease or, if shorter, their useful economic life.

Oil and gas assets

All expenditures carried within each field are amortised from the commencement of production on a unit of production basis, which is the ratio of oil and gas production in the period to the estimated quantities of commercial reserves at the end of the period plus the production in the period, generally on a field-by-field basis or group of fields which are reliant on common infrastructure.

Commercial reserves are proven and probable oil and gas reserves, which are defined as the estimated quantities of crude oil, natural gas and natural gas liquids which geological, geophysical and engineering data demonstrate with a specified degree of certainty to be recoverable in future years from known reservoirs and which are considered commercially producible.

Costs used in the unit of production calculation comprise the net book value of capitalised costs plus the estimated future field development costs required to access the commercial reserves. Changes in the estimates of commercial reserves or future field development costs are dealt with prospectively.

Other assets

Depreciation on Property, plant and equipment is calculated using the straight-line method (SLM) to allocate their cost, net of their residual values, over their estimated useful lives (determined by the management) as given below. Management’s assessment takes into account, inter alia, the nature of the assets, the estimated usage of the assets, the operating conditions of the assets, past history of replacement and maintenance support.

Estimated useful life of assets are as follows:

Buildings—operations and administration	3-60 years
Plant and machinery	15-40 years
Railway Sidings	15 years
Office equipment	3-6 years
Furniture and fixtures	8-10 years
Vehicles	8-10 years

Major inspection and overhaul costs are depreciated over the estimated life of the economic benefit to be derived from such costs. The carrying amount of the remaining previous overhaul cost is charged to the consolidated statements of profit or loss if the next overhaul is undertaken earlier than the previously estimated life of the economic benefit.

The Group reviews the residual value and useful life of an asset at least at each financial year end and, if expectations differ from previous estimates, the change is accounted for as a change in accounting estimate.

The Group has reassessed the economic lives of commercial thermal power plants to be the lower of its technical useful life or the term of the power purchase agreement, which is 25 years. This has had no material impact on these financial statements.

(b) Exploration and evaluation assets

Exploration and evaluation expenditure incurred prior to obtaining the mining right or the legal right to explore are expensed as incurred.

Exploration and evaluation expenditure incurred after obtaining the mining right or the legal right to explore, are capitalised as exploration and evaluation assets (intangible assets) and stated at cost less impairment, if any. Exploration and evaluation assets are transferred to the appropriate category of property, plant and equipment when the technical feasibility and commercial viability has been determined. Exploration and evaluation assets are assessed for impairment and impairment loss, if any, is recognised prior to reclassification.

Exploration expenditure includes all direct and allocated indirect expenditure associated with finding specific mineral resources which includes depreciation and applicable operating costs of related support equipment and facilities and other costs of exploration activities:

•	Acquisition costs - costs associated with acquisition of licences and rights to explore, including related professional fees.

•

General exploration costs - costs of surveys and studies, rights of access to properties to conduct those studies (e.g., costs incurred for environment clearance, defence clearance, etc.), and salaries and other expenses of geologists, geophysical crews and other personnel conducting those studies.

•	Costs of exploration drilling and equipping exploration and appraisal wells.

Exploration expenditure incurred in the process of determining oil and gas exploration targets is capitalised within “exploration and evaluation assets “and subsequently allocated to drilling activities. Exploration drilling costs are initially capitalised on a well-by-well basis until the success or otherwise of the well has been established. The success or failure of each exploration effort is judged on a well-by-well basis. Drilling costs are written off on completion of a well unless the results indicate that hydrocarbon reserves exist and there is a reasonable prospect that these reserves are commercial.

Following appraisal of successful exploration wells, if commercial reserves are established and technical feasibility for extraction demonstrated, then the related capitalised exploration costs are transferred into a single field cost centre within property, plant and equipment - development/ producing assets (oil and gas properties) after testing for impairment. Where results of exploration drilling indicate the presence of hydrocarbons which are ultimately not considered commercially viable, all related costs are written off to the consolidated statements of profit or loss.

Expenditure incurred on the acquisition of a licence interest is initially capitalised on a licence-by-licence basis. Costs are held undepleted, within exploration and evaluation assets until such time as the exploration phase on the licence area is complete or commercial reserves have been discovered.

Net proceeds from any disposal of an exploration asset are initially credited against the previously capitalised costs. Any surplus/ deficit is recognised in the consolidated statements of profit or loss.

(c) Other Intangible assets

Intangible assets acquired separately are measured on initial recognition at cost. Subsequently, intangibles assets are measured at cost less accumulated amortisation and accumulated impairment losses, if any.

The Group recognises port concession rights as “Intangible Assets” arising from a service concession arrangement, in which the grantor controls or regulates the services provided and the prices charged, and also controls any significant residual interest in the infrastructure such as property, plant and equipment, irrespective whether the infrastructure is existing infrastructure of the grantor or the infrastructure is constructed or purchased by the Group as part of the service concession arrangement. Such an intangible asset is recognised by the Group initially at cost determined as the fair value of the consideration received or receivable for the construction service delivered and is capitalised when the project is complete in all respects. Port concession rights are amortised on straight line basis over the balance of license period. The concession period is 30 years from the date of the award. Any addition to the port concession rights are measured at fair value on recognition. Port concession rights also include certain property, plant and equipment in accordance with IFRIC 12 “Service Concession Arrangements”.

Intangible assets are amortised over their estimated useful life on a straight line basis Software is amortised over the estimated useful life ranging from 0 – 5 years. Amounts paid for securing mining rights are amortised over the period of the mining lease ranging from 16-25 years. Technological know-how and acquired brand are amortised over the estimated useful life of ten years.

Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the consolidated statements of profit or loss when the asset is derecognised.

The amortisation period and the amortisation method are reviewed at least at each financial year end. If the expected useful life of the asset is different from previous estimates, the change is accounted for prospectively as a change in accounting estimate.

Non-current assets held for sale

F. Non-current assets held for sale

Non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the asset (or disposal group) is available for immediate sale in its present condition. Management must be committed to the sale which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

Non-current assets and disposal groups classified as held for sale are not depreciated and are measured at the lower of carrying amount and fair value less costs to sell. Such assets and disposal groups are presented separately on the face of the consolidated statements of financial position.

Financial instruments

G. Financial instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

(a) Financial Assets – Recognition & subsequent measurement

All financial assets are recognised initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset. Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognised on the trade date, i.e., the date that the Group commits to purchase or sell the asset.

For purposes of subsequent measurement, financial assets are classified in four categories:

Debt instruments at amortised cost

A ‘debt instrument’ is measured at amortised cost if both the following conditions are met:

a)	The asset is held within a business model whose objective is to hold assets for collecting contractual cash flows, and

b)	Contractual terms of the asset give rise on specified dates to cash flows that are solely payments of principal and interest (SPPI) on the principal amount outstanding.

After initial measurement, such financial assets are subsequently measured at amortised cost using the Effective Interest Rate (EIR) method. Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included in interest income in consolidated statements of profit or loss. The losses arising from impairment are recognised in consolidated statements of profit or loss.

Debt instruments at fair value through other comprehensive income (FVOCI)

A ‘debt instrument’ is classified as at the FVOCI if both of the following criteria are met:

a)	The objective of the business model is achieved both by collecting contractual cash flows and selling the financial assets, and

b)	The asset’s contractual cash flows represent SPPI.

Debt instruments included within the FVOCI category are measured initially as well as at each reporting date at fair value. Fair value movements are recognised in other comprehensive income (OCI). However, interest income, impairment losses and reversals and foreign exchange gain or loss are recognized in the consolidated statements of profit or loss. On derecognition of the asset, cumulative gain or loss previously recognised in other comprehensive income is reclassified from the equity to consolidated statements of profit or loss. Interest earned whilst holding fair value through other comprehensive income debt instrument is reported as interest income using the EIR method.

Debt instruments at fair value through profit or loss (FVTPL)

FVTPL is a residual category for debt instruments. Any debt instrument, which does not meet the criteria for categorization as at amortised cost or as FVOCI, is classified as at FVTPL.

In addition, the Group may elect to designate a debt instrument, which otherwise meets amortised cost or FVOCI criteria, as at FVTPL. However, such election is allowed only if doing so reduces or eliminates a measurement or recognition inconsistency (referred to as ‘accounting mismatch’). The Group has not designated any debt instrument as at FVTPL.

Debt instruments included within the FVTPL category are measured at fair value with all changes being recognised in consolidated statements of profit or loss.

Equity instruments

All equity investments in scope of IFRS 9 are measured at fair value. Equity instruments which are held for trading and contingent consideration recognised by an acquirer in a business combination to which IFRS 3 applies are classified as at FVTPL. For all other equity instruments, the Group may make an irrevocable election to present in other comprehensive income subsequent changes in the fair value. The Group makes such election on an instrument-by-instrument basis. The classification is made on initial recognition and is irrevocable.

If the Group decides to classify an equity instrument as at FVOCI, then all fair value changes on the instrument, excluding dividends, are recognised in the OCI. There is no recycling of the amounts from OCI to profit or loss, even on sale of investment. However, the Group may transfer the cumulative gain or loss within equity. For equity instruments which are classified as FVTPL, all subsequent fair value changes are recognised in the consolidated statements of profit or loss.

(b) Financial Asset - Derecognition

The Group derecognises a financial asset when the contractual rights to cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred.

(c) Impairment of financial assets

In accordance with IFRS 9, the Group applies expected credit loss (“ECL”) model for measurement and recognition of impairment loss on the following financial assets:

i)	Financial assets that are debt instruments, and are measured at amortised cost e.g., loans, debt securities and deposits

ii)	Financial assets that are debt instruments and are measured as at FVOCI

iii)	Trade receivables or any contractual right to receive cash or another financial asset that result from transactions that are within the scope of IFRS 15.

The Group follows ‘simplified approach’ for recognition of impairment loss allowance on trade receivables, contract assets and lease receivables. The application of simplified approach does not require the Group to track changes in credit risk. Rather, it recognises impairment loss allowance based on lifetime ECLs at each reporting date, right from its initial recognition.

At each reporting date, for recognition of impairment loss on other financial assets and risk exposure, the Group determines whether there has been a significant increase in the credit risk since initial recognition. If credit risk has not increased significantly, 12-month ECL is used to provide for impairment loss. However, if credit risk has increased significantly, lifetime ECL is used. If, in a subsequent period, credit quality of the instrument improves such that there is no longer a significant increase in credit risk since initial recognition, then the Group reverts to recognising impairment loss allowance based on 12-month ECL.

Lifetime ECL are the expected credit losses resulting from all possible default events over the expected life of a financial instrument. The 12-month ECL is a portion of the lifetime ECL which results from default events that are possible within 12 months after the reporting date.

ECL is the difference between all contractual cash flows that are due to the Group in accordance with the contract and all the cash flows that the entity expects to receive, discounted at the original EIR.

ECL impairment loss allowance (or reversal) during the year is recognised as income/expense in profit or loss. The consolidated statements of financial position presentation for various financial instruments is described below:

i)

Financial assets measured at amortised cost: ECL is presented as an allowance, i.e., as an integral part of the measurement of those assets in the balance sheet. The Group does not reduce impairment allowance from the gross carrying amount.

ii)

Debt instruments measured at FVOCI: Since financial assets are already reflected at fair value, impairment allowance is not further reduced from its value. Rather, ECL amount is presented as ‘accumulated impairment amount’ in the OCI.

For assessing increase in credit risk and impairment loss, the Group combines financial instruments on the basis of shared credit risk characteristics with the objective of facilitating an analysis that is designed to enable significant increases in credit risk to be identified on a timely basis.

The Group does not have any purchased or originated credit-impaired (POCI) financial assets, i.e., financial assets which are credit impaired on purchase/origination.

(d) Financial liabilities – Recognition and Subsequent measurement

Financial liabilities are classified, at initial recognition, as financial liabilities at fair value through profit or loss, or as loans and borrowings, payables, or as derivatives designated as hedging instruments in an effective hedge, as appropriate.

All financial liabilities are recognised initially at fair value, and in the case of financial liabilities at amortised cost, net of directly attributable transaction costs.

The Group’s financial liabilities include trade and other payables, loans and borrowings including bank overdrafts, financial guarantee contracts and derivative financial instruments.

The measurement of financial liabilities depends on their classification, as described below:

Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss include financial liabilities held for trading and financial liabilities designated upon initial recognition as at fair value through profit or loss. Financial liabilities are classified as held for trading if they are incurred for the purpose of repurchasing in the near term. This category also includes derivative financial instruments entered into by the Group that are not designated as hedging instruments in hedge relationships as defined by IFRS 9. Separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments.

Gains or losses on liabilities held for trading are recognised in the consolidated statements of profit or loss.

Financial liabilities designated upon initial recognition at fair value through profit or loss are designated as such at the initial date of recognition, and only if the criteria in IFRS 9 are satisfied. For liabilities designated as FVTPL, fair value gains/ losses attributable to changes in own credit risk are recognised in OCI. These gains/ losses are not subsequently transferred to profit or loss. However, the Group may transfer the cumulative gain or loss within equity. All other changes in fair value of such liability are recognised in the consolidated statements of profit or loss. The Group has not designated any financial liability as at fair value through profit or loss.

Financial liabilities at amortised cost (Loans and Borrowings and Trade and Other payables)

After initial recognition, interest-bearing loans and borrowings and trade and other payables are subsequently measured at amortised cost using the EIR method. Gains and losses are recognised in consolidated statements of profit or loss when the liabilities are derecognised as well as through the EIR amortisation process.

Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance and other costs in the consolidated statements of profit or loss.

(e) Financial liabilities – Derecognition

A financial liability is derecognised when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognised in the consolidated statements of profit or loss.

(f) Embedded Derivatives

An embedded derivative is a component of a hybrid (combined) instrument that also includes a non-derivative host contract – with the effect that some of the cash flows of the combined instrument vary in a way similar to a stand-alone derivative. An embedded derivative causes some or all of the cash flows that otherwise would be required by the contract to be modified according to a specified interest rate, financial instrument price, commodity price, foreign exchange rate, index of prices or rates, credit rating or credit index, or other variable, provided in the case of a non-financial variable that the variable is not specific to a party to the contract. Reassessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

If the hybrid contract contains a host that is a financial asset within the scope of IFRS 9, the Group does not separate embedded derivatives. Rather, it applies the classification requirements contained in IFRS 9 to the entire hybrid contract. Derivatives embedded in all other host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognised in consolidated statements of profit or loss, unless designated as effective hedging instruments.

(g) Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. Equity instruments issued by the Group are recognised at the proceeds received, net of direct issue costs.

(h) Offsetting of financial instruments

Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statements of financial position if there is a currently enforceable legal right to offset the recognised amounts and there is an intention to settle on a net basis or to realise the asset and settle the liability simultaneously.

(i) Derivative financial instruments and hedge accounting

Initial recognition and subsequent measurement

In order to hedge its exposure to foreign exchange, interest rate, and commodity price risks, the Group enters into forward, option, swap contracts and other derivative financial instruments. The Group does not hold derivative financial instruments for speculative purposes.

Such derivative financial instruments are initially recognised at fair value on the date on which a derivative contract is entered into and are subsequently re-measured at fair value. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

Any gains or losses arising from changes in the fair value of derivatives are taken directly to consolidated statements of profit or loss, except for the effective portion of cash flow hedges, which is recognised in OCI and later reclassified to consolidated statements of profit or loss when the hedge item affects profit or loss or treated as basis adjustment if a hedged forecast transaction subsequently results in the recognition of a non-financial asset or non-financial liability.

For the purpose of hedge accounting, hedges are classified as:

•	Fair value hedges when hedging the exposure to changes in the fair value of a recognised asset or liability or an unrecognised firm commitment

•

Cash flow hedges when hedging the exposure to variability in cash flows that is either attributable to a particular risk associated with a recognised asset or liability or a highly probable forecast transaction or the foreign currency risk in an unrecognised firm commitment

•	Hedges of a net investment in a foreign operation

At the inception of a hedge relationship, the Group formally designates and documents the hedge relationship to which the Group wishes to apply hedge accounting. The documentation includes the Group’s risk management objective and strategy for undertaking hedge, the hedging/economic relationship, the hedged item or transaction, the nature of the risk being hedged, hedge ratio and how the Group will assess the effectiveness of changes in the hedging instrument’s fair value in offsetting the exposure to changes in the hedged item’s fair value or cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in fair value or cash flows and are assessed on an ongoing basis to determine that they actually have been highly effective throughout the financial reporting periods for which they were designated.

Hedges that meet the strict criteria for hedge accounting are accounted for, as described below:

(1) Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognised in consolidated statements of profit or loss immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk.

When an unrecognised firm commitment is designated as a hedged item, the subsequent cumulative change in the fair value of the firm commitment attributable to the hedged risk is recognised as an asset or liability with a corresponding gain or loss recognised in consolidated statements of profit or loss. Hedge accounting is discontinued when the Group revokes the hedge relationship, the hedging instrument or hedged item expires or is sold, terminated, or exercised or no longer meets the criteria for hedge accounting.

(2) Cash flow hedges

The effective portion of the gain or loss on the hedging instrument is recognised in OCI in the cash flow hedge reserve, while any ineffective portion is recognised immediately in the consolidated statements of profit or loss.

Amounts recognised in OCI are transferred to consolidated statements of profit or loss when the hedged transaction affects profit or loss, such as when the hedged financial income or financial expense is recognised or when a forecast sale occurs. When the hedged item is the cost of a non-financial asset or non-financial liability, the amounts recognised in OCI are transferred to the initial carrying amount of the non-financial asset or liability

If the hedging instrument expires or is sold, terminated or exercised without replacement or rollover (as part of the hedging strategy), or if its designation as a hedge is revoked, or when the hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss previously recognised in OCI remains separately in equity until the forecast transaction occurs or the foreign currency firm commitment is met.

(3) Hedges of a net investment

Hedges of a net investment in a foreign operation, including a hedge of a monetary item that is accounted for as part of the net investment, are accounted for in a way similar to cash flow hedges. Gains or losses on the hedging instrument relating to the effective portion of the hedge are recognised in OCI while any gains or losses relating to the ineffective portion are recognised in the consolidated statements of profit or loss. On disposal of the foreign operation, the cumulative value of any such gains or losses recorded in equity is reclassified to the consolidated statements of profit or loss (as a reclassification adjustment).

Borrowing costs

H. Borrowing costs

Borrowing cost includes interest expense as per effective interest rate (EIR) and exchange differences arising from foreign currency borrowings to the extent they are regarded as an adjustment to the interest cost.

Borrowing costs directly relating to the acquisition, construction or production of a qualifying capital project under construction are capitalised and added to the project cost during construction until such time that the assets are substantially ready for their intended use i.e. when they are capable of commercial production. Borrowing costs relating to the construction phase of a service concession arrangement is capitalised as part of the cost of the intangible asset. Where funds are borrowed specifically to finance a qualifying capital project, the amount capitalised represents the actual borrowing costs incurred. Where surplus funds are available out of money borrowed specifically to finance a project, the income generated from such short-term investments is deducted from the total capitalised borrowing cost. If any specific borrowing remains outstanding after the related asset is ready for its intended use or sale, that borrowing then becomes part of general borrowing. Where the funds used to finance a project form part of general borrowings, the amount capitalised is calculated using a weighted average of rates applicable to relevant general borrowings of the Group during the year.

All other borrowing costs are recognised in the consolidated statements of profit or loss in the year in which they are incurred.

Capitalisation of interest on borrowings related to construction or development projects is ceased when substantially all the activities that are necessary to make the assets ready for their intended use are complete or when delays occur outside of the normal course of business.

EIR is the rate that exactly discounts the estimated future cash payments or receipts over the expected life of the financial liability or a shorter period, where appropriate, to the amortised cost of a financial liability. When calculating the effective interest rate, the Group estimates the expected cash flows by considering all the contractual terms of the financial instrument (for example, prepayment, extension, call and similar options).

Impairment

I. Impairment

Non-financial assets

Impairment charges and reversals are assessed at the level of cash-generating units. A cash-generating unit (CGU) is the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows from other assets or group of assets.

The Group assesses at each reporting date, whether there is an indication that an asset may be impaired. The Group conducts an internal review of asset values annually, which is used as a source of information to assess for any indications of impairment or reversal of previously recognised impairment losses. Internal and external factors, such as worse economic performance than expected, changes in expected future prices, costs and other market factors are also monitored to assess for indications of impairment or reversal of previously recognised impairment losses.

If any such indication exists or in case of goodwill where annual testing of impairment is required then an impairment review is undertaken, the recoverable amount is calculated, as the higher of fair value less costs of disposal and the asset’s value in use.

Fair value less costs of disposal is the price that would be received to sell the asset in an orderly transaction between market participants and does not reflect the effects of factors that may be specific to the Group and not applicable to entities in general. Fair value for mineral and oil and gas assets is generally determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset, including any expansion prospects, and its eventual disposal, using assumptions that an independent market participant may take into account. These cash flows are discounted at an appropriate post-tax discount rate to arrive at the net present value.

Value in use is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal. The cash flows are discounted using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which estimates of future cash flows have not been adjusted. Value in use is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating fair value and consequently the value in use calculation is likely to give a different result to a fair value calculation.

The carrying amount of the CGU is determined on a basis consistent with the way the recoverable amount of the CGU is determined. The carrying value is net of deferred tax liability recognised in the fair value of assets acquired in the business combination.

If the recoverable amount of an asset or CGU is estimated to be less than it’s carrying amount, the carrying amount of the asset or CGU is reduced to its recoverable amount. An impairment loss is recognised in the consolidated statements of profit or loss.

Any reversal of the previously recognised impairment loss is limited to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined if no impairment loss had previously been recognised except if initially attributed to goodwill.

Exploration and evaluation assets:

In assessing whether there is any indication that an exploration and evaluation asset may be impaired, the Group considers, as a minimum, the following indicators:

•	the period for which the Group has the right to explore in the specific area has expired during the period or will expire in the near future, and is not expected to be renewed;

•	substantive expenditure on further exploration for and evaluation of mineral resources in the specific area is neither budgeted nor planned;

•

exploration for and evaluation of mineral resources in the specific area have not led to the discovery of commercially viable quantities of mineral resources and the Group has decided to discontinue such activities in the specific area;

•

sufficient data exist to indicate that, although a development in the specific area is likely to proceed, the carrying amount of the exploration and evaluation asset is unlikely to be recovered in full from successful development or by sale; and

•	reserve information prepared annually by external experts.

When a potential impairment is identified, an assessment is performed for each area of interest in conjunction with the group of operating assets (representing a cash-generating unit) to which the exploration and evaluation assets is attributed. Exploration areas in which reserves have been discovered but require major capital expenditure before production can begin, are continually evaluated to ensure that commercial quantities of reserves exist or to ensure that additional exploration work is under way or planned. To the extent that capitalised expenditure is no longer expected to be recovered, it is charged to the consolidated statements of profit or loss.

Leases

J. Leases

Determining whether an arrangement contains lease

At inception of an arrangement, the Group determines whether the arrangement is or contains a lease. The arrangement is, or contains, a lease if fulfilment of the arrangement is dependent on the use of a specific asset or assets and the arrangement conveys a right to use the asset or assets, even if that right is not explicitly specified in an arrangement.

At inception or on reassessment of an arrangement that contains lease, the Group separates payments and other consideration required by the arrangement into those for the lease and those for other elements on the basis of their relative fair values. If the Group concludes for a finance lease that it is impracticable to separate the payments reliably, then an asset and a liability are recognised at an amount equal to the fair value of the underlying asset; subsequently the liability is reduced as payments are made and an imputed finance cost on the liability is recognised using the Group’s incremental borrowing rate.

Group as a lessee

A lease is classified at the inception date as a finance lease or an operating lease. A lease that transfers substantially all the risks and rewards incidental to ownership to the Group is classified as a finance lease.

Finance leases are capitalised at the commencement of the lease at the inception date fair value of the leased property or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognised in finance and other costs in the consolidated statements of profit or loss, unless they are directly attributable to qualifying assets, in which case they are capitalised in accordance with the Group’s policy on the general borrowing costs. Contingent rentals are recognised as expenses in the periods in which they are incurred.

A leased asset is depreciated over the useful life of the asset. However, if there is no reasonable certainty that the Group will obtain ownership by the end of the lease term, the asset is depreciated over the shorter of the estimated useful life of the asset and the lease term.

Operating lease payments are recognised as an expense in the consolidated statements of profit or loss on a straight-line basis over the lease term.

Group as a lessor

Leases in which the Group does not transfer substantially all the risks and rewards of ownership of an asset are classified as operating leases. Rental income from operating lease is recognised on a straight-line basis over the term of the relevant lease. Initial direct costs incurred in negotiating and arranging an operating lease are added to the carrying amount of the leased asset and recognised over the lease term on the same basis as rental income. Contingent rents are recognised as revenue in the period in which they are earned.

Leases are classified as finance leases when substantially all of the risks and rewards of ownership transfer from the Group to the lessee. Amounts due from lessees under finance leases are recorded as receivables at the Group’s net investment in the leases. Finance lease income is allocated to accounting periods so as to reflect a constant periodic rate of return on the net investment outstanding in respect of the lease.

Government grants

K. Government grants

Grants and subsidies from the government are recognised when there is reasonable assurance that (i) the Group will comply with the conditions attached to them, and (ii) the grant/subsidy will be received.

When the grant or subsidy relates to revenue, it is recognised as income on a systematic basis in the consolidated statements of profit or loss over the periods necessary to match them with the related costs, which they are intended to compensate.

Government grants relating to tangible fixed assets are deducted in calculating the carrying amount of the assets and recognised in the consolidated statements of profit or loss over the expected useful lives of the assets concerned as a reduced depreciation expense.

When loans or similar assistance are provided by governments or related institutions, with an interest rate below the current applicable market rate, the effect of this favourable interest is regarded as a government grant. The loan or assistance is initially recognised and measured at fair value and the government grant is measured as the difference between the initial carrying value of the loan and the proceeds received. The loan is subsequently measured as per the accounting policy applicable to financial liabilities.

Inventories

L. Inventories

Inventories and work-in-progress are stated at the lower of cost and net realisable value.

Cost is determined on the following basis:

•

Purchased copper concentrate is recorded at cost on a first-in, first-out (“FIFO”) basis; all other materials including stores and spares are valued on weighted average basis; except in Oil and Gas business where stores and spares are valued on FIFO basis.

•

Finished products are valued at raw material cost plus costs of conversion, comprising labour costs and an attributable proportion of manufacturing overheads based on normal levels of activity and are moved out of inventory on a weighted average basis (except in copper business where FIFO basis is followed); and

•	By-products and scrap are valued at net realisable value.

Net realisable value is determined based on estimated selling price, less further costs expected to be incurred for completion and disposal.

Taxation

M. Taxation

Tax expense represents the sum of current tax and deferred tax.

Current tax is provided at amounts expected to be paid (or recovered) using the tax rates and laws that have been enacted or substantively enacted by the reporting date and includes any adjustment to tax payable in respect of previous years.

Subject to the exceptions below, deferred tax is provided, using the balance sheet method, on all temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes and on carry forward of unused tax credits and unused tax losses:

•

tax payable on the future remittance of the past earnings of subsidiaries where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future;

•

deferred income tax is not recognised on initial recognition as well as on the impairment of goodwill which is not deductible for tax purposes or on the initial recognition of an asset or liability in a transaction that is not a business combination and at the time of the transaction, affects neither the accounting profit nor taxable profit (tax loss); and

•	deferred tax assets (including MAT credit entitlement) are recognised only to the extent that it is more likely than not that they will be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realised or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date. Tax relating to items recognised outside consolidated statements of profit or loss is recognised outside consolidated statements of profit or loss (either in other comprehensive income or equity).

The carrying amount of deferred tax assets (including MAT credit entitlement) is reviewed at each reporting date and is adjusted to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the asset to be recovered.

Deferred tax assets and deferred tax liabilities are offset, if a legally enforceable right exists to set off current income tax assets against current income tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Deferred tax is provided on temporary differences arising on acquisitions that are categorised as Business Combinations. Deferred tax is recognised at acquisition as part of the assessment of the fair value of assets and liabilities acquired. Subsequently deferred tax is charged or credited in the consolidated statements of profit or loss/other comprehensive income as the underlying temporary difference is reversed.

Retirement benefits schemes

N. Retirement benefit schemes

The Group operates or participates in a number of defined benefits and defined contribution schemes, the assets of which (where funded) are held in separately administered funds.

For defined benefit schemes, the cost of providing benefits under the plans is determined by actuarial valuation each year separately for each plan using the projected unit credit method by third party qualified actuaries.

Remeasurement including, effects of asset ceiling and return on plan assets (excluding amounts included in interest on the net defined benefit liability) and actuarial gains and losses arising in the year are recognised in full in other comprehensive income and are not recycled to the consolidated statements of profit or loss.

Past service costs are recognised in the consolidated statements of profit or loss on the earlier of:

•	the date of the plan amendment or curtailment, and

•	the date that the Group recognises related restructuring costs

Net interest is calculated by applying a discount rate to the net defined benefit liability or asset at the beginning of the period. Defined benefit costs are split into current service cost, past service cost, net interest expense or income and remeasurement, and gains and losses on curtailments and settlements.

Current service cost and past service costs are recognised within cost of sales and administrative expenses and distribution expenses. Net interest expense or income is recognised within finance and other costs.

For defined contribution schemes, the amount charged to the consolidated statements of profit or loss in respect of pension costs and other post-retirement benefits is the contributions payable in the year, recognised as and when the employee renders related service.

Share based payments

O. Share-based payments

Certain employees (including executive directors) of the Group receive part of their remuneration in the form of share-based payment transactions, whereby employees render services in exchange for shares or rights over shares (‘equity-settled transactions’).

The cost of equity-settled transactions with employees is measured at fair value of share awards at the date at which they are granted. The fair value of share awards is determined with the assistance of an external valuer and the fair value at the grant date is expensed on a proportionate basis over the vesting period based on the Group’s estimate of shares that will eventually vest. The estimate of the number of awards likely to vest is reviewed at each balance sheet date up to the vesting date at which point the estimate is adjusted to reflect the current expectations. The resultant increase in equity is recorded in share-based payment reserve.

In case of cash-settled transactions, a liability is recognised for the fair value of cash-settled transactions. The fair value is measured initially and at each reporting date up to and including the settlement date, with changes in fair value recognised in employee benefits expense. The fair value is expensed over the period until the vesting date with recognition of a corresponding liability. The fair value is determined with the assistance of an external valuer.

Additionally, VRL offered certain share-based incentives under the Long-Term Incentive Plan (“LTIP”) to employees and directors of the Company and its subsidiaries. VRL recovers the proportionate cost (calculated based on the grant date fair value of the options granted) from the respective group companies, which is charged to the consolidated statements of profit or loss.

Provisions, contingent liabilities and contingent assets

P. Provisions, contingent liabilities and contingent assets

The assessments undertaken in recognising provisions and contingencies have been made in accordance with the applicable IFRS.

Provisions represent liabilities for which the amount or timing is uncertain. Provisions are recognised when the Group has a present obligation (legal or constructive), as a result of past events, and it is probable that an outflow of resources, that can be reliably estimated, will be required to settle such an obligation. If the effect of the time value of money is material, provisions are determined by discounting the expected future cash flows to net present value using an appropriate pre-tax discount rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability. Unwinding of the discount is recognised in the consolidated statements of profit or loss as a finance and other costs. Provisions are reviewed at each reporting date and are adjusted to reflect the current best estimate.

A contingent liability is a possible obligation that arises from past events whose existence will be confirmed by the occurrence or non-occurrence of one or more uncertain future events beyond the control of the Group or a present obligation that is not recognised because it is not probable that an outflow of resources will be required to settle the obligation. A contingent liability also arises in extremely rare cases where there is a liability that cannot be recognised because it cannot be measured reliably. The Group does not recognise a contingent liability but discloses its existence in the consolidated financial statements.

In the normal course of business, contingent liabilities may arise from litigation and other claims against the Group. Financial guarantees are also provided in the normal course of business. There are certain obligations which management has concluded, based on all available facts and circumstances, are not probable of payment or are very difficult to quantify reliably, and such obligations are treated as Contingent liabilities and disclosed in the notes but are not reflected as liabilities in the financial statements. Although there can be no assurance regarding the final outcome of the legal proceedings in which the Group is involved, it is not expected that such contingencies will have a material effect on its financial position or profitability.

Contingent assets are not recognised but disclosed in the financial statements when an inflow of economic benefit is probable.

The Group has significant capital commitments in relation to various capital projects which are not recognised in the consolidated statements of financial position.

Restoration, rehabilitation and environmental costs

Q. Restoration, rehabilitation and environmental costs

An obligation to incur restoration, rehabilitation and environmental costs arises when environmental disturbance is caused by the development or ongoing production of a mine or oil fields. Such costs, discounted to net present value, are provided for and a corresponding amount is capitalised at the start of each project, as soon as the obligation to incur such costs arises. These costs are charged to the consolidated statements of profit or loss over the life of the operation through the depreciation of the asset and the unwinding of the discount on the provision. The cost estimates are reviewed periodically and are adjusted to reflect known developments which may have an impact on the cost estimates or life of operations. The cost of the related asset is adjusted for changes in the provision due to factors such as updated cost estimates, changes to lives of operations, new disturbance and revisions to discount rates. The adjusted cost of the asset is depreciated prospectively over the lives of the assets to which they relate. The unwinding of the discount is shown as a finance and other costs in the consolidated statements of profit or loss.

Costs for the restoration of subsequent site damage which is caused on an ongoing basis during production are provided for at their net present value and charged to the consolidated statements of profit or loss as extraction progresses. Where the costs of site restoration are not anticipated to be material, they are expensed as incurred.

Accounting for foreign currency transactions and translations

R. Accounting for foreign currency transactions and translations

The functional currency for each entity in the Group is determined as the currency of the primary economic environment in which it operates. For all principal operating subsidiaries, the functional currency is normally the local currency of the country in which it operates with the exception of oil and gas business operations which have a US dollar functional currency as that is the currency of the primary economic environment in which it operates.

In the financial statements of individual group companies, transactions in currencies other than the respective functional currencies are translated into their functional currencies at the exchange rates ruling at the date of the transaction. Monetary assets and liabilities denominated in other currencies are translated into functional currencies at exchange rates prevailing on the reporting date. Non-monetary assets and liabilities denominated in other currencies and measured at historical cost or fair value are translated at the exchange rates prevailing on the dates on which such values were determined.

All exchange differences are included in the consolidated statements of profit or loss except those where the monetary item is designated as an effective hedging instrument of the currency risk of designated forecasted sales or purchases, which are recognised in the other comprehensive income.

Exchange differences which are regarded as an adjustment to interest costs on foreign currency borrowings, are capitalised as part of borrowing costs in qualifying assets.

For the purposes of the consolidation of financial statements, items in the consolidated statements of profit or loss of those businesses for which the Indian Rupees is not the functional currency are translated into Indian Rupees at the average rates of exchange during the year/ exchange rates as on the date of transaction. The related consolidated statements of financial position is translated into Indian rupees at the rates as at the reporting date. Exchange differences arising on translation are recognised in the consolidated statements of other comprehensive income. On disposal of such entities the deferred cumulative exchange differences recognised in equity relating to that particular foreign operation are recognised in the consolidated statements of profit or loss.

Earnings per share

S. Earnings per share

The Group presents basic and diluted earnings per share (“EPS”) data for its equity shares. Basic EPS is calculated by dividing the profit or loss attributable to equity shareholders of the Company by the weighted average number of equity shares outstanding during the period. Diluted EPS is determined by adjusting the profit or loss attributable to equity shareholders and the weighted average number of equity shares outstanding for the effects of all dilutive potential equity shares.

Treasury Shares

T. Treasury shares

The Group has created an Employee Benefit Trust (EBT) for providing share-based payment to its employees. The Group uses EBT as a vehicle for distributing shares to employees under the employee remuneration schemes. The EBT buys shares of the company from the market, for giving shares to employees. The shares held by EBT are treated as treasury shares.

Own equity instruments that are reacquired (treasury shares) are recognised at cost and deducted from equity. No gain or loss is recognised in profit or loss on the purchase, sale, issue or cancellation of the Group’s own equity instruments. Any difference between the carrying amount and the consideration, if reissued, is recognised in equity. Share options whenever exercised, would be satisfied with treasury shares.

Current and non-current classification

U. Current and non-current classification

The Group presents assets and liabilities in the consolidated statements of financial position based on current / non-current classification. An asset is classified as current when it satisfies any of the following criteria:

•	it is expected to be realized in, or is intended for sale or consumption in, the Group’s normal operating cycle.

•	it is held primarily for the purpose of being traded;

•	it is expected to be realized within 12 months after the reporting date; or

•	it is cash or cash equivalent unless it is restricted from being exchanged or used to settle a liability for at least 12 months after the reporting date.

All other assets are classified as non-current.

A liability is classified as current when it satisfies any of the following criteria:

•	it is expected to be settled in the Group’s normal operating cycle;

•	it is held primarily for the purpose of being traded;

•	it is due to be settled within 12 months after the reporting date; or

•

the Group does not have an unconditional right to defer settlement of the liability for at least 12 months after the reporting date. Terms of a liability that could, at the option of the counterparty, result in its settlement by the issue of equity instruments do not affect its classification.

All other liabilities are classified as non-current.

Deferred tax assets and liabilities are classified as non-current only.

Acceptances

V. Acceptances

The Group enters into arrangements whereby financial institutions make direct payments to suppliers for raw materials and project materials. The financial institutions are subsequently repaid by the Group at a later date providing working capital timing benefits. These are normally settled up to twelve months (for raw materials) and up to 36 months (for project materials). Where these arrangements are for raw materials with a maturity of up to twelve months, the economic substance of the transaction is determined to be operating in nature and these are recognised as Acceptances. Where these arrangements are for project materials with a maturity up to thirty-six months, the economic substance of the transaction is determined to be financing in nature, and these are presented within borrowings in the statements of financial position. Interest expense on these are recognised in the finance and other costs.

Cash and cash equivalents and restricted cash and cash equivalents

W. Cash and cash equivalents and restricted cash and cash equivalents

Cash and cash equivalents in the consolidated statements of financial position and consolidated statements of cash flows comprise cash at bank and in hand, and short-term deposits which have a maturity of three months or less from the date of acquisition, that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and are unrestricted as to withdrawal and usage.

Additionally, cash and cash equivalents for the purposes of cash flow statements includes restricted cash balance kept in a specified bank account towards unpaid dividend to be utilized solely for the purposes of payment of dividends.

Restricted cash and cash equivalents in the consolidated statements of financial position comprise cash at bank and in hand, and short-term deposits which have a maturity of three months or less from the date of acquisition and are restricted as to withdrawal and usage.

Application of new and revised standards

3(b) Application of new and revised standards

The Group has adopted with effect from April 01, 2018, the following new standards and amendments:

IFRS 15 – Revenue from contracts with customers

The Group has adopted IFRS 15 Revenue from contracts with Customers with effect from April 1, 2018 which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. The standard replaces most of the current revenue recognition guidance. The core principle of the new standard is for companies to recognise revenue when the control of the goods and services is transferred to the customer as against the transfer of risk and rewards. As per the Group’s current revenue recognition practices, transfer of control happens at the same point as transfer of risk and rewards thus not effecting the revenue recognition. The amount of revenue recognised reflects the consideration to which the Group expects to be entitled in exchange for those goods or services.

Under this standard, services provided post transfer of control of goods are treated as separate performance obligation and requires proportionate revenue to be deferred along with associated costs and to be recognised over the period of service. The Group provides shipping and insurances services after the date of transfer of control of goods and therefore has identified it as a separate performance obligation. As per the result of evaluation of contracts of the relevant revenue streams, it is concluded that the impact of this change is immaterial to the Group and hence no accounting changes have been done.

The Group has products which are provisionally priced at the date revenue is recognised. Revenue in respect of such contracts are recognised when control passes to the customer and is measured at the amount the Group expects to be entitled – being the estimate of the price expected to be received at the end of the measurement period. Post transfer of control of goods, subsequent movements in provisional pricing are accounted for in accordance with IFRS 9 “Financial Instruments” rather than IFRS 15 and therefore the IFRS 15 rules on variable consideration do not apply. These ‘provisional pricing’ adjustments i.e. the consideration received post transfer of control has been included in total revenue on the face of the consolidated statements of profit or loss. The accounting for revenue under IFRS 15 does not, therefore, represent a substantive change from the Group’s previous practice for recognising revenue from sales to customers.

Further, export incentives received from Government that were included within revenue are now included within other operating income.

The Group has adopted the modified transitional approach as permitted by the standard under which the comparative financial information is not restated. The accounting changes required by the standard are not having material effect on the recognition or measurement of revenues and no transitional adjustment is recognised in retained earnings at April 01, 2018. Additional disclosures as required by IFRS 15 have been included in these financial statements.

Previous period Accounting Policy: Revenue Recognition

Sale of goods/ rendering of services

Revenues are measured at the fair value of the consideration received or receivable, net of discounts, volume rebates, outgoing sales taxes, goods and service tax, excise duty and other indirect taxes.

Revenues from sales of goods are recognised when all significant risks and rewards of ownership of the goods sold are transferred to the customer which usually is on delivery of the goods to the shipping agent. Revenues from sale of by-products are included in revenue.

Certain of the Group’s sales contracts provide for provisional pricing based on the price on The London Metal Exchange (“LME”), as specified in the contract, when shipped. Final settlement of the price is based on the applicable price for a specified future period. The Group’s provisionally priced sales are marked to market using the relevant forward prices for the future period specified in the contract and is adjusted in revenue.

Revenue from oil, gas and condensate sales represent the Group’s share of oil, gas and condensate production, recognised on a direct entitlement basis, when significant risks and rewards of ownership are transferred to the buyers. Direct entitlement basis represents entitlement to variable physical volumes of hydrocarbons, representing recovery of the costs incurred and a stipulated share of the production remaining after such cost recovery. The stipulated share of production is arrived at after reducing government’s share of profit petroleum which is accounted for when the obligation (legal or constructive), in respect of the same arises.

Revenue from sale of power is recognised when delivered and measured based on rates as per bilateral contractual agreements with buyers and at rate arrived at based on the principles laid down under the relevant Tariff Regulations as notified by the regulatory bodies, as applicable.

Where the Group acts as a port operator, revenues and costs relating to each construction contract of service concession arrangements are recognised over the period of each arrangement only to the extent of costs incurred that are probable of recovery. Revenues and costs relating to operating phase of the port contract are measured at the fair value of the consideration received or receivable for the services provided.

Revenue from rendering of services is recognised on the basis of work performed.

IFRS 9: Financial Instruments

IFRS 9 has reduced the complexity of the current rules on financial instruments as mandated in IAS 39. It has fewer classification and measurement categories as compared to IAS 39. It eliminates the rule-based requirement of segregating embedded derivatives from financial assets and tainting rules pertaining to held to maturity investments. For financial assets which are debt instruments, IFRS 9 establishes a principle-based approach for classification based on cash flow characteristics of the asset and the business model in which an asset is held. For an investment in an equity instrument which is not held for trading, IFRS 9 permits an irrevocable election, on initial recognition, on an individual share-by- share basis, to present all fair value changes from the investment in other comprehensive income. No amount recognised in other comprehensive income on such equity investment would ever be reclassified to profit or loss. It requires the entity, which chooses to designate a liability as at fair value through profit or loss, to present the portion of the fair value change attributable to the entity’s own credit risk in the other comprehensive income.

IFRS 9 replaces the ‘incurred loss model’ in IAS 39 with an ‘expected credit loss’ model. The measurement uses a dual measurement approach, under which the loss allowance is measured as either 12 month expected credit losses or lifetime expected credit losses. The standard also introduces new presentation and disclosure requirements.

For transition, the Group has elected to apply the limited exemptions in IFRS 9 relating to the classification, measurement and impairment requirements for financial assets and accordingly has not restated comparative periods.

The Group has adopted IFRS 9 from April 01, 2018. The areas impacted on adopting IFRS 9 on the Group are detailed below.

Classification and measurement

The measurement and accounting treatment of the Group’s financial assets is materially unchanged with the exception of equity securities previously categorised as available for sale. For equity securities classified as available for sale, upon disposal or impairment of these investments, the gains and losses in other comprehensive income were allowed to be reclassified into the consolidated statements of profit or loss. These investments are now classified as at fair value through other comprehensive income, meaning the recycling of gains and losses on disposal and impairment losses is no longer permitted for this category with retrospective effect for the outstanding investments as at April 01, 2018. As allowed by IFRS 9, the Group has not restated the comparative periods and the gain/loss on these investments for the year ended March 31, 2017 and March 31, 2018 has been presented under “Items that will be reclassified subsequently to profit or loss”

Impairment

Based on the Group’s assessment, under expected credit loss model, the impairment of financial assets held at amortised cost does not have a material impact on the Group’s results, given the low exposure to counterparty default risk as a result of the credit risk management processes that are in place.

Hedge accounting

The Group has adopted the IFRS 9 hedge accounting requirements. The adoption of the new standard has no effect on the amounts recognised in relation to the existing hedging arrangements.

Previous period Accounting Policy: Financial Instruments

(i) Non-derivative financial assets

The Group initially recognises loans and receivables and deposits at fair value plus transaction cost on the date that they are originated.

The Group derecognises a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred.

Financial assets and liabilities are offset and the net amount presented in the consolidated statements of financial position when, and only when, the Group has a legal right to offset the amounts and intends either to settle on a net basis or to realise the asset and settle the liability simultaneously.

The Group has the following non-derivative financial assets: financial asset investments, short-term investments, cash and cash equivalents, loans and receivables.

(a) Financial asset investments

Financial asset investments that are neither classified as held for trading nor designated as fair value through profit or loss are classified as available-for-sale and are recorded at its fair value plus transaction costs that are directly attributable to the acquisition of financial asset investments and then remeasured at subsequent reporting dates to fair value. Unrealized gains and losses on financial asset investments are recognised directly in the consolidated statements of comprehensive income. Upon disposal or impairment of the investments, the gains and losses in other comprehensive income are reclassified into the consolidated statements of profit or loss.

Investments in unquoted equity instruments that do not have a market price and whose fair value cannot be reliably measured are measured at cost. Equity investments are recorded in non-current assets unless they are expected to be sold within one year.

(b) Short-term investments

Short-term investments represent short-term marketable securities and other bank deposits with an original maturity of more than three months.

Short-term marketable securities are categorized as held for trading and are initially recognised at fair value with any gains or losses arising on re-measurement recognised in the consolidated statements of profit or loss.

Other bank deposits are subsequently measured at amortised cost using the effective interest method.

(c) Cash and cash equivalents and restricted cash and cash equivalents

Cash and cash equivalents in the consolidated statements of financial position and consolidated statements of cash flows comprise cash at bank and in hand, and short-term deposits which have a maturity of three months or less from the date of acquisition, that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and are unrestricted as to withdrawal and usage. Additionally, cash and cash equivalents for the purposes of cash flow statements includes restricted cash balance kept in a specified bank account towards unpaid dividend to be utilized solely for the purposes of payment of dividends.

Restricted cash and cash equivalents in the consolidated statements of financial position comprise cash at bank and in hand, and short-term deposits which have a maturity of three months or less from the date of acquisition and are restricted as to withdrawal and usage.

(d) Loans and receivables

Trade receivables, loans, and other receivables that have fixed or determinable payments that are not quoted in an active market are classified as ‘loans and receivables’. Trade receivables are stated at their transaction value as reduced by appropriate allowances for estimated irrecoverable amounts.

Loans and other receivables are subsequently measured at amortised cost using the effective interest method, less any impairment. Interest income is recognised by applying the effective interest rate (EIR) method.

(ii) Non-derivative financial liabilities

The Group initially recognises debt securities issued on the date that they are originated. All other financial liabilities are recognised initially on the trade date at which the Group becomes a party to the contractual provisions of the instrument.

The Group derecognises a financial liability when its contractual obligations are discharged or cancelled or expire. The difference between the carrying amount of the financial liabilities derecognised and consideration paid and payable is recognised in the consolidated statements of profit or loss.

Financial assets and liabilities are offset and the net amount presented in the consolidated statements of financial position when, and only when, the Group has a legal right to offset the amounts and intends either to settle on a net basis or to realise the asset and settle the liability simultaneously.

The Group has the following non-derivative financial liabilities: Borrowings, Foreign currency convertible notes, trade and other payables.

(a) Borrowings

Interest bearing loans and borrowings are initially recorded at the fair value, net of directly attributable transaction costs. After initial recognition, interest bearing loans and borrowings are subsequently measured at amortised cost using the EIR method.

Amortised cost is calculated by taking into account the finance charges, including premiums payable on settlement or redemption and direct issue costs that are an integral part of the EIR. The EIR amortisation is included in finance costs in the consolidated statements of profit or loss. The unamortised portion is classified with the carrying amount of debt.

(b) Foreign currency convertible notes

Convertible notes issued in foreign currency are convertible at the option of the holder into ordinary shares of the Group according to the terms of the issue. The conversion option which is not settled by exchanging a fixed amount of cash for a fixed number of shares is accounted for separately from the liability component as derivative and initially accounted for at fair value. The liability component is recognised initially at the difference between the fair value of the note and the fair value of the conversion option. Directly attributable notes issue costs are allocated to the liability component and the conversion option (expensed off immediately) in proportion to their initial carrying amounts.

Subsequent to initial recognition, the liability component is measured at amortised cost using the EIR method. The conversion option is subsequently measured at fair value at each reporting date, with changes in fair value recognised in consolidated statements of profit or loss. The conversion option is presented together with the related liability.

(c) Trade and other payables

Trade and other payables are recognised at their transaction cost, which is its fair value, and subsequently measured at amortised cost.

(iii) Derivative financial instruments

In order to hedge its exposure to foreign exchange, interest rate, and commodity price risks, the Group enters into forward, option, swap contracts and other derivative financial instruments. The Group does not hold derivative financial instruments for speculative purposes.

Derivative financial instruments are initially recorded at their fair value on the date of the derivative transaction and are re-measured at their fair value at subsequent financial position dates.

At the inception of the hedge relationship, the entity documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Group documents whether the hedging instrument is highly effective in offsetting changes in fair values or cash flows of the hedged item attributable to the hedged risk.

Fair Value Hedges –

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognised in profit or loss immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. Hedge accounting is discontinued when the Group revokes the hedge relationship, the hedging instrument or hedged item expires or is sold, terminated, or exercised or no longer meets the criteria for hedge accounting.

Cash flow Hedges—

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recorded in the consolidated statements of comprehensive income. The gain or loss relating to the ineffective portion is recognised immediately in the consolidated statements of profit or loss. Amounts recognised as other comprehensive income are transferred to the statement of profit or loss when the hedged transaction affects profit or loss, such as when the hedged financial income or financial expense is recognised or when a forecast transaction occurs. When the hedged item is a non-financial asset, the amount recognised in the consolidated statements of comprehensive income is transferred to the carrying amount of the asset when it is recognised. Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in the consolidated statements of comprehensive income is transferred to consolidated statements of profit or loss.

Hedge of net investment in foreign operation-

For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in the consolidated statements of comprehensive income as part of the exchange difference on translation of foreign operations to the extent it is effective. Any ineffective portions of net investment hedges are recognised in the consolidated statements of profit or loss immediately. Under a hedge of a net investment, the cumulative gain or loss remains in the consolidated statements of comprehensive income when the hedging instrument expires or is sold, terminated or exercised, or when the hedge no longer qualifies for hedge accounting or the Group revokes designation of the hedge relationship. The cumulative gain or loss is recognised in the consolidated statements of profit or loss when the net investment in the foreign operation is disposed/ liquidated.

Derivative financial instruments that do not qualify for hedge accounting are marked to market at the financial position date and gains or losses are recognised in the consolidated statements of profit or loss immediately.

Derivatives embedded in other financial instruments or other host contracts are treated as separate derivatives when their risks and characteristics are not closely related to those of host contracts and the host contracts are not carried at fair value with unrealised gains or losses reported in the consolidated statements of profit or loss.

(iv) Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. Equity instruments issued by the Group are recognised at the proceeds received, net of direct issue costs.

(v) Treasury Shares

The Group has created an Employee Benefit Trust (EBT) for providing share-based payment to its employees. The Group uses EBT as a vehicle for distributing shares to employees under the employee remuneration schemes. The EBT buys shares of the company from the market, for giving shares to employees. The shares held by EBT are treated as treasury shares.

Own equity instruments that are reacquired (treasury shares) are recognised at cost and deducted from equity. No gain or loss is recognised in profit or loss on the purchase, sale, issue or cancellation of the Group’s own equity instruments. Any difference between the carrying amount and the consideration, if reissued, is recognised in capital reserve. Share options whenever exercised, would be satisfied with treasury shares.

(vi) Impairment

Financial assets

A financial asset is assessed at each reporting date to determine whether there is any objective evidence that it is impaired. A financial asset is considered to be impaired if objective evidence indicates that one or more events have had a negative effect on the estimated future cash flows of that asset.

An impairment loss in respect of a financial asset measured at amortised cost is calculated as the difference between its carrying amount, and the present value of the estimated future cash flows discounted at the original effective interest rate. An impairment loss in respect of an available-for-sale financial asset is calculated by reference to its fair value.

Significant financial assets are tested for impairment on an individual basis. The remaining financial assets are assessed collectively in groups that share similar credit risk characteristics. All impairment losses are recognised in the consolidated statements of profit or loss. Any cumulative loss in respect of an available-for-sale financial asset recognised previously in the consolidated statements of comprehensive income is transferred to the consolidated statements of profit or loss on recognition of impairment. An impairment loss is reversed if the reversal can be related objectively to an event occurring after the impairment loss was recognised. For financial assets measured at amortised cost and available-for-sale financial assets that are debt securities, the reversal is recognised in the consolidated statements of profit or loss. For available-for-sale financial assets that are equity securities, reversal is recognised directly in the consolidated statements of comprehensive income.

The allowance accounts in respect of trade and other receivables are used to record impairment losses unless the Group is satisfied that no recovery of the amount owing is possible; at that point the amounts are considered irrecoverable and are written off against the financial asset directly.

Amendment to IAS 23: Borrowing Cost

The amendment clarifies that an entity considers any borrowings made specifically for the purpose of obtaining a qualifying asset as part of the general borrowings, when substantially all of the activities necessary to prepare that asset for its intended use or sale are complete. The amendment is applicable to borrowing costs incurred on or after the beginning of the annual reporting period in which the entity first applies those amendments. The amendment is effective from January 01, 2019, with earlier application permitted. The Group has applied the amendment prospectively from the current reporting year i.e. for the borrowing costs incurred on or after April 01, 2018.

Based on the Amendment, the Group has now capitalised certain borrowing costs on general borrowings. This has resulted in capitalization of interest expense of ₹ 5,454 million ($ 79 million) for the year ended March 31, 2019 and a corresponding increase in depreciation of ₹ 35 million ($ 0.5 million). The consequent incremental impact on profit for the year net of tax was ₹ 3,688 million ($ 53 million) and on the basic and diluted earnings per share was ₹ 1.00/ share and ₹ 0.99/ share respectively.

The change did not have any significant impact on the Group’s consolidated balance sheet and the consolidated statements of cash flows.

Other Amendments

The adoption of IFRIC 22 “Foreign Currency Transactions and Advance Consideration” and other minor changes to IFRS’s applicable for the year ended March 31, 2019 did not have a significant impact on the Group’s financial statements.

Standards issued but not yet effective

The following standards/amendments to standards have been issued but are not yet effective up to the date of issuance of the Group’s financial statements. Except specifically disclosed below, the Group is evaluating the requirements of these standards, improvements and amendments and has not yet determined the impact on the financial statements.

IFRS 16: Lease

IFRS 16, Leases, replaces the existing standard on accounting for leases, IAS 17, with effect from April 01, 2019. This standard introduces a single lessee accounting model and requires a lessee to recognize a ‘right of use asset’ (ROU) and a corresponding ‘lease liability’ for all leases. Lease costs will be recognised in the consolidated statements of profit or loss over the lease term in the form of depreciation on the ROU asset and finance charges representing the unwinding of the discount on the lease liability. In contrast, the accounting requirements for lessors remain largely unchanged.

The Groups acts as a lessee in lease arrangements mainly involving office premises and other properties. The Group has elected to apply the modified retrospective approach on transition, and accordingly the comparative figures will not be restated. For contracts in place at this date, the Group will continue to apply its existing definition of leases under current accounting standards (“grandfathering”), instead of reassessing whether existing contracts are or contain a lease at the date of application of the new standard. Further, as permitted by IFRS 16, the Group will not bring leases of low value assets or short-term leases with 12 or fewer months remaining on to balance sheet.

Transition to IFRS 16 would not have a material effect on the Group’s financial statements.

Other recently issued accounting pronouncements and not effective for the year ended March 31, 2019

Standards/Interpretations/Amendments not yet effective for the financial statements for the year ended March 31, 2019	Effective for annual periods beginning on or after
IFRIC 23 Uncertainty over Income Tax Treatments	January 01, 2019
Amendments to IFRS 9 Prepayment features with Negative Compensation	January 01, 2019
Amendments to IAS 28 Long term interests in Associates and Joint Ventures	January 01, 2019
Annual improvements to IFRS standards 2015-2017 cycle	January 01, 2019
Amendments to IAS 19: Plan Amendment, Curtailment or Settlement	January 01, 2019
Amendments to References to the Conceptual Framework in IFRS Standards	January 01, 2020
Amendment to IFRS 3 Business Combinations	January 01, 2020
Amendments to IAS 1 and IAS 8: Definition of Material	January 01, 2020
IFRS 17 Insurance Contracts	January 01, 2021

The Group is currently evaluating the impact of these pronouncements.

Significant accounting estimates and judgements

3(c) Significant accounting estimates and judgments

The preparation of consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions, that affect the application of accounting policies and the reported amounts of assets, liabilities, income, expenses and disclosures of contingent assets and liabilities at the date of these consolidated financial statements and the reported amounts of revenues and expenses for the years presented. These judgments and estimates are based on management’s best knowledge of the relevant facts and circumstances, having regard to previous experience, but actual results may differ materially from the amounts included in the financial statements.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised and future periods affected.

The information about significant areas of estimation uncertainty and critical judgements in applying accounting policies that have the most significant effect on the amounts recognised in the financial statements are as given below:

I. Significant Estimates:

(i)	Oil and Gas reserves

Significant technical and commercial judgements are required to determine the Group’s estimated oil and natural gas reserves. Oil and Gas reserves are estimated on a proved and probable entitlement interest basis. Proven and probable reserves are estimated using standard recognised evaluation techniques. The estimate is reviewed annually. Future development costs are estimated taking into account the level of development required to produce the reserves by reference to operators, where applicable, and internal engineers.

Net entitlement reserves estimates are subsequently calculated using the Group’s current oil price and cost recovery assumptions, in line with the relevant agreements.

Changes in reserves as a result of factors such as production cost, recovery rates, grade of reserves or oil and gas prices could impact the depletion rates, carrying value of assets (Refer Note 14) and environmental and restoration provisions.

(ii)	Carrying value of exploration and evaluation oil and gas assets

The recoverability of a project is assessed under IFRS 6. Exploration assets are assessed by comparing the carrying value to higher of fair value less cost of disposal or value in use if impairment indicators exist. Change to the valuation of exploration assets is an area of judgement. Further details on the Group’s accounting policies on this are set out in accounting policy above. The amounts for exploration and evaluation assets represent active exploration projects. These amounts will be written off to the consolidated statements of profit or loss as exploration costs unless commercial reserves are established, or the determination process is not completed and there are no indications of impairment. The outcome of ongoing exploration, and therefore whether the carrying value of exploration and evaluation assets will ultimately be recovered, is inherently uncertain.

During the financial year ended March 31, 2018, the Group had recognized impairment reversal (net) against exploration and evaluation oil and gas assets. The details of impairment reversal and the assumptions and sensitivities used are disclosed in Note 14. Carrying values of exploration and evaluation assets are disclosed in Note 14.

(iii)	Carrying value of developing/producing oil and gas assets

Management performs impairment tests on the Group’s developing/producing oil and gas assets where indicators of impairment or impairment reversal of previous recorded impairment are identified in accordance with IAS 36.

During the financial year ended March 31, 2018, the Group had recognised impairment reversal of its developing/ producing oil and gas assets in Rajasthan. During the current year, an impairment reversal has been recorded in the oil and gas assets in Krishna Godavari (KG) basin. The details of impairment charge/reversal and the assumptions and sensitivities used are disclosed in Note 14.

In the current year, the management has reviewed the key assumptions i.e. future production, oil prices, discount to price, Production sharing contract (PSC) life, discount rates, etc. for all of its oil and gas assets. Based on analysis of events that have occurred since March 31, 2018, there did not exist any indication that the assets may be impaired or previously recorded impairment charge may reverse except for the assets in KG basin. Hence, detailed impairment analysis has not been conducted in the current financial year, except for assets in KG basin.

Carrying values of oil and gas assets are disclosed in Note 14.

(iv)	Mining properties and leases

The carrying value of mining property and leases is arrived at by depreciating the assets over the life of the mine using the unit of production method based on proved and probable reserves. The estimate of reserves is subject to assumptions relating to life of the mine and may change when new information becomes available. Changes in reserves as a result of factors such as production cost, recovery rates, grade of reserves or commodity prices could thus impact the carrying values of mining properties and leases and environmental and restoration provisions.

Management performs impairment tests when there is an indication of impairment. The impairment assessments are based on a range of estimates and assumptions, including:

Estimates/assumptions	Basis
Future production	proved and probable reserves, resource estimates (with an appropriate conversion factor) considering the expected permitted mining volumes and, in certain cases, expansion projects
Commodity prices	management’s best estimate benchmarked with external sources of information, to ensure they are within the range of available analyst forecast
Exchange rates	management best estimate benchmarked with external sources of information
Discount rates	cost of capital risk-adjusted for the risk specific to the asset/ CGU

Details of impairment charge/reversal and the assumptions used and carrying values are disclosed in Note 14.

(v)	Assessment of Impairment of Goa iron ore mines:

Pursuant to an order passed by the Hon’ble Supreme Court of India on February 07, 2018, the second renewal of the mining leases granted by the State of Goa in 2014-15 to all miners including the Company were cancelled. Consequentially all mining operations stopped with effect from March 16, 2018 until fresh mining leases (not fresh renewals or other renewals) and fresh environmental clearances are granted in accordance with the provisions of The Mines and Minerals (Development and Regulation) (MMDR) Act. Significant uncertainty exists over the resumption of mining at Goa under the current leases. The Group had assessed the recoverable value of all its assets and liabilities associated with existing mining leases which led to a non-cash impairment charge in the financial year ended March 31, 2018. There are no significant changes subsequent to the financial year ended March 31, 2018.

Details of this impairment charge and method of estimating recoverable value is disclosed in Note 14.

(vi)	Restoration, rehabilitation and environmental costs

Provision is made for costs associated with restoration and rehabilitation of mining sites as soon as the obligation to incur such costs arises. Such restoration and closure costs are typical of extractive industries and they are normally incurred at the end of the life of the mine or oil fields. The costs are estimated on an annual basis on the basis of mine closure plans and the estimated discounted costs of dismantling and removing these facilities and the costs of restoration are capitalised as soon as the obligation to incur such costs arises. The provision for decommissioning oil and gas assets is based on the current estimate of the costs for removing and decommissioning producing facilities, the forecast timing and currency of settlement of decommissioning liabilities and the appropriate discount rate.

A corresponding provision is created on the liability side. The capitalised asset is charged to the consolidated statements of profit or loss through the depreciation over the life of the operation of the asset and the provision is increased each period via unwinding the discount on the provision. Management estimates are based on local legislation and/or other agreements. The actual costs and cash outflows may differ from estimates because of changes in laws and regulations, changes in prices, analysis of site conditions and changes in restoration technology. Details of such provisions are set out in Note 26.

(vii)	Provisions and liabilities

Provisions and liabilities are recognised in the period when it becomes probable that there will be a future outflow of funds resulting from past operations or events that can be reasonably estimated. The timing of recognition requires the application of judgement to existing facts and circumstances which may be subject to change especially when taken in the context of the legal environment in India. The actual cash outflows may take place over many years in the future and hence the carrying amounts of provisions and liabilities are regularly reviewed and adjusted to take into account the changing circumstances and other factors that influence the provisions and liabilities. This is set out in Note 26.

(viii)	The HZL and BALCO call options

The Group had exercised its call option to acquire the remaining 49% interest in BALCO and 29.5% interest in HZL. The Government of India has however, contested the validity of the options and disputed their valuation performed in terms of the relevant agreements the details of which are set out in Note 37. In view of the lack of resolution on the options, the non-response to the exercise and valuation request from the Government of India, the resultant uncertainty surrounding the potential transaction and the valuation of the consideration payable, the Group considers the strike price of the options to be at fair value. Accordingly, the value of the option would be nil, and hence, the call options have not been recognised in the financial statements.

(ix)	Recoverability of deferred tax and other income tax assets

The Group has carry forward tax losses, unabsorbed depreciation and MAT credit that are available for offset against future taxable profit. Deferred tax assets are recognised only to the extent that it is probable that taxable profit will be available against which the unused tax losses or tax credits can be utilized. This involves an assessment of when those assets are likely to reverse, and a judgement as to whether or not there will be sufficient taxable profits available to offset the assets. This requires assumptions regarding future profitability, which is inherently uncertain. To the extent assumptions regarding future profitability change, there can be an increase or decrease in the amounts recognised in respect of deferred tax assets and consequential impact in the consolidated statements of profit or loss.

Additionally, the Group has tax receivables on account of refund arising on account of past amalgamation and relating to various tax disputes. The recoverability of these receivables involve application of judgement as to the ultimate outcome of the tax assessment and litigations. This pertains to the application of the legislation, which in certain cases is based upon management’s interpretation of country specific tax law, in particular India, and the likelihood of settlement. Management uses in-house and external legal professionals to make informed decision (Refer Note 9).

The details of MAT assets (recognised and unrecognised) are set out in Note 9.

(x)	Copper operations India

In an appeal filed by the Group against the closure order of the Tuticorin Copper smelter by Tamil Nadu Pollution Control Board (“TNPCB”), the appellate authority National Green Tribunal (“NGT”) passed an interim order on May 31, 2013 allowing the copper smelter to recommence operations and appointed an Expert Committee to submit a report on the plant operations. Post the interim order, the plant recommenced operations on June 23, 2013. Based on Expert Committee’s report on the operations of the plant stating that the plant’s emission were within prescribed standards and based on this report, NGT ruled on August 08, 2013 that the Copper smelter could continue its operations and recommendations made by the Expert Committee be implemented in a time bound manner. The Group has implemented all of the recommendations. TNPCB has filed an appeal against the order of the NGT before the Supreme Court of India.

In the meanwhile, the application for renewal of Consent to Operate (CTO) for existing copper smelter, required as per procedure established by law was rejected by TNPCB in April 2018. The Company has filed an appeal before the TNPCB Appellate Authority challenging the Rejection Order. During the pendency of the appeal, there were protests by a section of local community raising environmental concerns and TNPCB vide its order dated May 23, 2018 ordered closure of existing copper smelter plant with immediate effect. Further, the Government of Tamil Nadu, issued orders dated May 28, 2018 with a direction to seal the existing copper smelter plant permanently. The Company believes these actions were not taken in accordance with the procedure prescribed under applicable laws. Subsequently, the Directorate of Industrial Safety and Health passed orders dated May 30, 2018, directing the immediate suspension and revocation of the Factory License and the Registration Certificate for the existing smelter plant.

Separately, the Company has filed a fresh application for renewal of the Environmental Clearance for the proposed Copper Smelter Plant 2 (Expansion Project) dated March 12, 2018 before the Expert Appraisal Committee of the MoEF wherein a sub-committee was directed to visit the Expansion Project site prior to prescribing the Terms of Reference. In the meantime, the Madurai Bench of the High Court of Madras in a Public Interest Litigation held vide its order dated May 23, 2018 that the application for renewal of the Environmental Clearance for the Expansion Project shall be processed after a mandatory public hearing and in the interim, ordered the Company to cease construction and all other activities on site for the proposed Expansion Project with immediate effect. The Ministry of Environment and Forests (MoEF) has delisted the expansion project since the matter is sub judice. Separately, SIPCOT vide its letter dated May 29, 2018, cancelled 342.22 acres of the land allotted for the proposed Expansion Project. Further the TNPCB issued orders on June 7, 2018 directing the withdrawal of the Consent to Establish (CTE) which was valid till March 31, 2023. The Company has approached Madras High Court by way of writ petition challenging the cancellation of lease deeds by SIPCOT pursuant to which an interim stay has been granted. The Company has also filed Appeals before the TNPCB Appellate Authority challenging withdrawal of CTE by the TNPCB, the matter is pending for adjudication.

The Company has appealed this before the National Green Tribunal (NGT). NGT vide its order on December 15, 2018 has set aside the impugned orders and directed the TNPCB to pass fresh orders for renewal of consent and authorization to handle hazardous substances, subject to appropriate conditions for protection of environment in accordance with law.

The State of Tamil Nadu and TNPCB approached Supreme Court in Civil Appeals on January 02, 2019 challenging the judgment of NGT dated December 15, 2018 and the previously passed judgment of NGT dated August 08, 2013. The Supreme Court vide its judgment dated February 18, 2019 set aside the judgments of NGT dated December 15, 2018 and August 08, 2013 on the basis of maintainability alone.

The Company has also filed a writ petition before Madras High Court challenging the various orders passed against the Company in 2018 and 2013. The case was heard on March 01, 2019 wherein the Company pressed for interim relief for care and maintenance of the plant. The Madras High Court has directed the State of Tamil Nadu and TNPCB to file their counter to our petition for interim relief.

The Company is taking appropriate legal measures to address the matters.

Even though there can be no assurance regarding the final outcome of the process and the timing of such process in relation to the approval for the expansion project, as per the Company’s assessment, it is in compliance with the applicable regulations and expects to get the necessary approvals in relation to the existing operations and the expansion project and is not expecting any material loss on this account. The carrying value of the assets under operation and under expansion as at March 31, 2019 is ₹ 19,235 million ($ 278 million) and ₹ 10,193 million ($ 147 million) respectively.

The Company has carried out an impairment analysis considering the key variables and concluded that there exists no impairment. The Company has done an additional sensitivity with a delay in commencement of operations both at the existing and expansion plants by three years and noted that the recoverable amount of the assets would still be in excess of their carrying values.

xi)	PSC Extension

Rajasthan Block

On October 26, 2018, the Government of India (GoI), acting through the Directorate General of Hydrocarbons (DGH) has granted its approval for a ten-year extension of the Production Sharing Contract (PSC) for the Rajasthan Block (RJ), with effect from May 15, 2020 subject to certain conditions. The GoI has granted the extension under the Pre-NELP Extension Policy, whose applicability to RJ PSC is currently sub-judice and pending before the Hon’ble Delhi High Court. To address two of the key conditions stated by DGH, Vedanta Limited has taken the following steps:

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Submission of Audited Accounts and End of year statement: The Company and one of the joint venture partners have divergent views on the cost oil entitlement and therefore the End of year statement for the year ended March 31, 2018 and Investment Multiple as at March 31, 2018 could not be finalized. To resolve this, the Company has served a notice of arbitration in accordance with the dispute resolution mechanism prescribed in the PSC and OA to ONGC dated March 1, 2019 and ONGC has responded to the same on April 12, 2019. The Arbitral Tribunal has been constituted in accordance with the procedure prescribed in the PSC. ONGC has also filed an application under Section 9 of the Arbitration and Conciliation Act, 1996 seeking interim relief before the High Court of Delhi which is listed for hearing on July 25, 2019. Consequentially, profit petroleum pertaining to the said Block for the year ended March 31, 2019 and applicable Investment Multiple calculated based on management’s cost oil computation (resulting into Government’s share of profit petroleum at the rate of 40% for DA-1 and DA-2 and at the rate of 20% for DA-3 for FY 2018-19), remains provisional. The computation is after considering relevant independent legal advice.

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Profit Petroleum: DGH has raised a demand for the period upto March 31, 2017 for Government’s additional share of Profit Oil based on its computation of disallowance of cost incurred over the initially approved Field Development Plan (FDP) of pipeline project and retrospective allocation of certain common costs between Development Areas (DAs) of Rajasthan Block. The company believes that it has sufficient as well as reasonable basis (pursuant to PSC provisions and approvals) for having claimed such costs and for allocating common costs between different DAs and has responded to the government accordingly. Group’s view is also supported by an independent legal opinion.

Pursuant to the aforesaid approval of October 26, 2018, the Group has recomputed its reserves till 2030 and has reclassified exploration costs of ₹ 148,432 million ($ 2,146 million) to property, plant and equipment. This has led to a reduction in depletion charge of ₹ 8,790 million ($ 127 million) for the period from October 26, 2018 till March 31, 2019.

Ravva Block

The Government of India has granted its approval for a ten-year extension of PSC for Ravva Block with effect from October 28, 2019, subject to certain conditions. The extension has been granted with a 10% increase in GOI share of profit oil. Management has reviewed the conditions and is confident of fulfilling or disposing of such conditions.

The Group does not expect any material adjustment to the financial statements on account of the aforesaid matters.

II. Significant Judgements:

(i)	Revenue recognition and receivable recovery in relation to the power division

In certain cases, the Group’s power customers are disputing various contractual provisions of Power Purchase Agreements (PPA). Significant judgement is required in both assessing the tariff to be charged under the PPA in accordance with IFRS 15 and to assess the recoverability of withheld revenue currently accounted for as receivables.

In assessing this critical judgment management considered favorable external legal opinions the Group has obtained in relation to the claims. In addition, the fact that the contracts are with government owned companies implies the credit risk is low. Refer Note 17.

(ii)	Contingencies

In the normal course of business, contingent liabilities may arise from litigation, taxation and other claims against the Group. A tax provision is recognised when the Group has a present obligation as a result of past events, and it is probable that the Group will be required to settle that obligation.

Where it is management’s assessment that the outcome cannot be reliably quantified or is uncertain the claims are disclosed as contingent liabilities unless the likelihood of an adverse outcome is remote. Such liabilities are disclosed in the notes but are not provided for in the financial statements.

When considering the classification of legal or tax cases as probable, possible or remote there is judgement involved. This pertains to the application of the legislation, which in certain cases is based upon management’s interpretation of country specific applicable law, in particular India, and the likelihood of settlement. Management uses in-house and external legal professionals to make informed decision.

Although there can be no assurance regarding the final outcome of the legal proceedings, the Group does not expect them to have a materially adverse impact on the Group’s financial position or profitability. These are set out in Note 33.

(iii)	Assessment of IFRIC 4- Determining whether an arrangement contains a lease

The Group has ascertained that the Power Purchase Agreement (PPA) entered into between one of the subsidiaries and a State grid qualifies to be an operating lease under IAS 17 “Leases”. Accordingly, the consideration receivable under the PPA relating to recovery of capacity charges towards capital cost have been recognised as operating lease rentals and in respect of variable cost that includes fuel costs, operations and maintenance etc. is considered as revenue from sale of products/services.

Significant judgement is required in segregating the capacity charges due from the State grid, between fixed and contingent payments. The Group has determined that since the capacity charges under the PPA are based on the number of units of electricity made available by its Subsidiary which would be subject to variation on account of various factors like availability of coal and water for the plant, there are no fixed minimum payments under the PPA, which requires it to be accounted for on a straight-line basis. The contingent rents recognised are disclosed in Note 6.